SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 3, 1998

                             SANTA BARBARA BANCORP
            (Exact name of registrant as specified in its charter)


       California                0-11113                95-3673456
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    (State or other           (Commission File     (I.R.S. Employer
     Jurisdiction              Number)              Identification
         of                                             Number)
     Incorporation)


                               1021 Anacapa Street
                        Santa Barbara, California 93101
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                    (Address of principal executive offices)




                                 (805) 564-6298
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              (Registrant's telephone number, including area code






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


Item 5.  Other Events

Year 2000 Information and Readiness Disclosure Act of 1998

      Information provided on the Company's year 2000 issues contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1998, June 30, 1998 and September 30, 1998 pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934 are "Year 2000 Readiness Disclosures" as defined by the Year 2000 Information and Readiness Disclosure Act of 1998 (the "Year 2000 Act") (Public Law 105-271, 112 Stat. 2386, a U.S. statute) enacted on October 19, 1998, to the extent applicable under the Act. Copies of such disclosures are attached hereto and can be obtained from the Company upon request.

      The Company also maintains a website (www.sbbt.com) that contains information on various aspects of its Year 2000 readiness progress. Each such statement contained therein is a "Year 2000 Readiness Disclosure" and a "Year 2000 Statement" as such terms are defined in the Year 2000 Act.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SANTA BARBARA BANCORP


Dated: December 3, 1998             /s/ Donald Lafler
                                    -------------------------
                                    Donald Lafler
                                    Senior Vice  President & Chief
                                    Financial Officer

                         YEAR 2000 READINESS DISCLOSURE


From Form 10-Q for Quarter Ended September 30, 1998

YEAR 2000

State of readiness - Since early 1997, the Company has been addressing the impact of the Year 2000 to its data processing systems. Key financial information and operational systems were assessed and detailed plans were developed to ensure that Year 2000 systems modifications will be in place by December 1998 for all critical systems. As most of the critical software is purchased from vendors which have either already begun to make the necessary changes or will be doing so over the next year, the Company is concentrating its efforts on implemention and initial testing of "Year 2000 Compliant" systems in 1998. Based on information provided by the vendor of the Company's core processing applications, all modifications to its systems should be complete by the end of the first quarter of 1999. Full system validation and certification will be performed in 1999.

Costs - The Company originally estimated that it would spend approximately $1.7 million each in 1998 and 1999 to address the Year 2000 issue. In the process of identifying the Company's critical systems and determining the extent to which they must be modified or replaced, Management has found that there are fewer systems which will need to be replaced or extensively modified than originally thought and now estimates that the costs to ensure that critical systems will function as intended is more likely to be approximately $700,000 per year. However, the impact to operating results for 1998 and 1999 will be less than this because some of these costs related to the reassigment of internal staff from other projects and to the purchase of equipment and software, the costs of which will be amortized over a number of years. Management does not anticipate a material adverse impact to the Company's results of operations or financial position.

Risks - The primary risk of failure to adequately address the Year 2000 problem would be the inability to process loans and deposit transactions for customers.
The Company also is exposed to risk if its customers, funds providers, or correspondent financial institutions and brokerage firms are unable to adequately address the Year 2000 dates in their own data processing systems. The Company has contacted all of its major loan customers and those other financial institutions with whom it has backup borrowing arrangements to ensure that these third parties are addressing the issue for themselves and their customers. The Company's risk with respect to loan customers who do not address the Year 2000 problem is the risk of non-payment or late payment of loans. The Company's risk with respect to funds providers is that the Company will be unable to borrow funds in the event of a shortage of liquidity. The Company's risk with respect to other financial institutions and brokerage firms is that it may be unable to settle security transactions.

Contingency Plans - Should the Company's vendor for its core processing applications fail to provide the modifications necessary to correctly recognize Year 2000 dates, as a contingency plan for core operations, the Company would out source its mainframe computer applications. For non-core operations, the Company will rely on manual processing until modifications or replacement systems are in place.


From Form 10-Q for Quarter Ended June 30, 1998

Year 2000

The Company is in the process of addressing the possible exposures related to the impact of the Year 2000. Key financial, information and operational systems have been assessed and detailed plans have been developed to ensure that Year 2000 systems modifications will be in place by December 1998. As most of the critical software is purchased from vendors which have either already begun to make the necessary changes or will be doing so over the next year, the Company is concentrating its efforts on implementing and initial testing of "Year 2000 Compliant" systems in 1998. Full system testing will be performed in 1999. Critical software that is not Year 2000 compliant will be replaced. The Company has budgeted approximately $1.7 million in 1998 to address the Year 2000 issue. Most of this cost relates either to the assignment of internal staff rather than the hiring of outside consultants or additional staff or to the purchase of equipment and software, the cost of which will be amortized over a number of years. Management therefore does not anticipate a material impact to the Company's results of operations or financial position. A similar amount is likely to be spent in 1999.


From Form 10-Q for Quarter Ended March 31, 1998

YEAR 2000

The Company is in the process of addressing the possible exposures related to the impact of the Year 2000. Key financial, information and operational systems have been assessed and detailed plans have been developed to ensure that Year 2000 systems modifications will be in place by December 1998. As most of the critical software is purchased from vendors which have either already begun to make the necessary changes or will be doing so over the next year, the Company is concentrating its efforts on implementing and initial testing of "Year 2000 Compliant" systems in 1998. Full system testing will be performed in 1999. Critical software that is not Year 2000 compliant will be replaced. The Company has budgeted approximately $1.7 million in 1998 to address the Year 2000 issue. Most of this cost first relates to the assignment of internal staff rather than the hiring of outside consultants or additional staff and second to the purchase of equipment and software, the cost of which will be amortized over a number of years. Management therefore does not anticipate a material impact to the Company's results of operations or financial position. A similar amount is likely to be spent in 1999.


From Form 10-K for Period Ending December 31, 1997

YEAR 2000

The Company is in the process of addressing the possible exposures related to the impact of the Year 2000. Key financial, information and operational systems have been assessed and detailed plans have been developed to ensure that Year 2000 systems modifications will be in place by December 1998. As most of the critical software is purchased from vendors which have either already begun to make the necessary changes or will be doing so over the next year, the Company is concentrating its efforts on implementing and initial testing of "Year 2000 Compliant" systems in 1998. Full system testing will be performed in 1999. Critical software that is not Year 2000 compliant will be replaced. The Company has budgeted approximately $1.7 million in 1998 to address the Year 2000 issue. Most of this cost first relates to the assignment of internal staff rather than the hiring of outside consultants or additional staff and second to the purchase of equipment and software, the cost of which will be amortized over a number of years. Management therefore does not anticipate a material impact to the Company's results of operations or financial position. A similar amount is likely to be spent in 1999.